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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2006

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                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
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           GEORGIA                       000-28000           58-2213805
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(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
      of Incorporation)                                    Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report or Completed Interim Review.

     The Company sent its Form 10-Q for the quarter ended March 31, 2006, to the firm it uses to 'edgarize' the filing (the process used to submit filings electronically with the Securities and Exchange Commission), and the Form l0-Q wasinadvertently filed with the Securities and Exchange Commission before the Company had completed its normal filing procedures, including final proofing, obtaining signatures and obtaining required approvals. Additionally, the Company's independent registered public accounting firm had not completed their interim review required pursuant to Rule 10-01(d) of Regulation S-X prior to the inadvertent filing of the Form 10-Q. The Company and the Company's independent registered public accounting firm are in the process of completing their review procedures and the Company expects to file the completed Form 10-Q shortly. The Company is assessing its filing procedures to ensure they are adequate for future filings.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRG-SCHULTZ INTERNATIONAL, INC.



Date:  May 15, 2006                     By:  /s/ Victor A. Allums
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                                              Victor A. Allums
                                              Senior Vice President





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